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                                                                    EXHIBIT 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-3




Section 7.3 Indenture                      Distribution Date:          9/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
           Class A Principal Payment                               0.00
           Class B Principal Payment                               0.00
           Class C Principal Payment                               0.00
                    Total

       Amount of the distribution allocable to the principal on the Notes per
         $1,000 of the initial principal balance of the Notes
           Class A Principal Payment                               0.00
           Class B Principal Payment                               0.00
           Class C Principal Payment                               0.00
                    Total

(ii)   Amount of the distribution allocable to the interest on the Notes
           Class A Note Interest Requirement                1,081,250.00
           Class B NotE Interest Requirement                  101,562.50
           Class C Note Interest RequiremenT                  154,017.58
                    Total                                   1,336,830.08

       Amount of the distribution allocable to the interest on the Notes per
         $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                    1.44167
            Class B Note Interest Requirement                    1.62500
            Class C Note Interest Requirement                    1.91667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                   750,000,000
            Class B Note Principal Balance                    62,500,000
            Class C Note Principal Balance                    80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account      8,928,570.00

(v)    Required Owner Trust Spread Account Amount           8,928,570.00



                                                      By:
                                                         ------------------

                                                      Name:   Patricia M. Garvey
                                                      Title:  Vice President